                           STOCK REDEMPTION AGREEMENT

        This STOCK REDEMPTION AGREEMENT ("AGREEMENT"), effective as of June 30, 1999, is between Marten Transport, Ltd., a Delaware corporation (the "COMPANY"), and Darrell D. Rubel, as personal representative of the Estate of Roger R. Marten (the "STOCKHOLDER").

        WHEREAS, the Stockholder desires to sell to the Company, and the Company desires to purchase from the Stockholder, an aggregate of One Hundred Seventy-Seven Thousand Five Hundred (177,500) shares (the "SHARES") of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), subject to all of the terms and conditions of this Agreement as hereinafter set forth;

        NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      REDEMPTION OF THE SHARES.

        1.1. AGREEMENT FOR PURCHASE AND SALE OF SHARES. Subject to the satisfaction of the conditions to closing of the transaction contemplated hereby as hereinafter set forth, the Stockholder hereby agrees to sell to the Company, and the Company hereby agrees to purchase from the Stockholder, the Shares for a purchase price of $12.00 per Share, or an aggregate purchase price of Two Million One Hundred Thirty Thousand and no/100 Dollars ($2,130,000) (the "REDEMPTION PRICE").

        1.2. CLOSING. Unless this Agreement shall have been terminated, and subject to the satisfaction of the conditions to closing of the transaction contemplated hereby hereinafter set forth, a closing (the "CLOSING") will be held on June 30, 1999 at 11:00 a.m. at the offices of Oppenheimer Wolff & Donnelly LLP, Plaza VII, Suite 3400, 45 South Seventh Street, Minneapolis, Minnesota, or at such other place or at such other time as the parties hereto may mutually agree, at which time and place the documents and instruments necessary or appropriate to effect the transaction contemplated hereby will be exchanged by the parties. Specifically, and not in limitation of the foregoing, at the Closing, the Stockholder will deliver a certificate or certificates in proper form and duly endorsed for transfer representing the Shares, and the Company will pay to the Stockholder the Redemption Price by certified check, federal wire transfer or interbank transfers.

2. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to the Company as follows:

        2.1. TITLE TO SHARES. The Stockholder is the record and beneficial owner of the Shares, free and clear of all liens, encumbrances and claims of every kind, and the delivery of the Shares by the Stockholder to the Company under this Agreement will transfer to the Company valid title to the Shares, free and clear of all liens, charges, encumbrances and claims of every kind. There are no actions, suits or proceedings against the Stockholder affecting the title to any of the Shares or the right of the Stockholder to execute, deliver and perform its obligations under this Agreement.

        2.2. AUTHORITY. The Stockholder has the full legal right, power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by, and constitutes the valid and binding agreement of, the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent such validity or enforceability may (a) be subject to and limited by general principles of equity, regardless of whether considered in a proceeding in equity or at law; (b) be subject to and affected by applicable bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally; and (c) be unenforceable in whole or in part if not enforced with notice and an opportunity to be heard, in good faith, and in a commercially reasonable manner.

        2.3. NO CONFLICT. The execution and delivery of this Agreement by the Stockholder and the consummation of the transaction contemplated hereby will not (a) conflict with, or result in any breach of any material terms, conditions or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any assets or property of the Stockholder pursuant to, any applicable law, administrative regulation or judgment, or any contract to which the Stockholder is a party or by which its properties, assets or rights may be bound or affected; (b) violate any provision of any law, rule or regulation of any administrative agency or governmental body applicable to the Stockholder, or any decree of any court, arbitrator or governmental body applicable to the Stockholder; or (c) require any filing with, or license, permit, consent or other approval of, any third party or governmental body.

        2.4.    INVESTMENT REPRESENTATIONS.

                (a) The Stockholder acknowledges that the Stockholder has received such material information as has been requested, and has had an opportunity to ask questions of and receive answers from management of the Company to the extent deemed necessary by the Stockholder, in order to enable the Stockholder to become fully familiar with the financial condition, business and affairs of the Company. The Stockholder, therefore, confirms the Company's understanding that the Stockholder is fully aware of and advised concerning the present financial condition of the Company, the administration of the Company's business affairs and the Company's prospects for future business.

                (b) The Stockholder, either alone or with the assistance of its professional advisors, has such knowledge and experience in financial and business matters that it is capable of reading and interpreting financial statements and evaluating the merits and risks of the transaction contemplated hereby.

                (c) The Stockholder has obtained, to the extent it deems necessary, its own personal professional advice with respect to the transaction contemplated hereby in light of its financial condition and investment needs.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Stockholder as follows:

        3.1. AUTHORITY. The Company has the full legal right, power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by, and constitutes the valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except to the extent such validity or enforceability may (a) be subject to and limited by general principles of equity, regardless of whether considered in a proceeding in equity or at law; (b) be subject to and affected by applicable bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally; and (c) be unenforceable in whole or in part if not enforced with notice and an opportunity to be heard, in good faith, and in a commercially reasonable manner.

        3.2. NO CONFLICT. The execution and delivery of this Agreement by the Company and the consummation of the transaction contemplated hereby will not (a) conflict with, or result in any breach of any material terms, conditions or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any assets or property of the Company pursuant to, any applicable law, administrative regulation or judgment, or any contract to which the Company is a party or by which its properties, assets or rights may be bound or affected; (b) violate any provision of any law, rule or regulation of any administrative agency or governmental body applicable to the Company, or any decree of any court, arbitrator or governmental body applicable to the Company; or (c) require any filing with, or license, permit, consent or other approval of, any third party or governmental body.

4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the Stockholder and the Company shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby regardless of any investigation that may have been made at any time by or on behalf of the party to which such representations, warranties, covenants and agreements are made.

5. CONDITIONS TO CLOSING. Notwithstanding any other provision of this Agreement to the contrary, the obligation of the Company to effect the transaction contemplated hereby shall be subject to the satisfaction at or prior to the Closing of each of the following conditions:

                (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Stockholder contained in this Agreement shall be in all material respects true, complete and accurate as of the date when made and at and as of the time of the Closing as though such representations and warranties were made at and as of such time, except for changes specifically permitted or contemplated by this Agreement.

                (b) REQUIRED APPROVALS AND CONSENTS. All approvals and consents of or from any third party or any governmental authority required to consummate the transactions contemplated hereby shall have been delivered, made or obtained, and the Company shall have received copies thereof.

                (c) NO ADVERSE CHANGES. No adverse changes shall have occurred after the date hereof in the business or financial condition of the Company or in the trading price of the Common Stock.

                (d) NO PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any third party or any governmental body shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby or which, if successfully asserted, would individually or in the aggregate, otherwise have a material adverse effect on the business or financial condition of the Company.

                (e) OPINION OF COUNSEL TO THE STOCKHOLDER. The Company shall have received an opinion of legal counsel to the Stockholder, in form and substance satisfactory to the Company, to the following effect:

                        (i) The Stockholder is the record and beneficial owner of the Shares, free and clear of all liens, encumbrances and claims of every kind, and the delivery of the Shares by the Stockholder to the Company under this Agreement will transfer to the Company valid title to the Shares, free and clear of all liens, charges, encumbrances and claims of every kind. There are no actions, suits or proceedings against the Stockholder effecting the title to any of the Shares or the right of the Stockholder to execute, deliver and perform its obligations under this Agreement.

                        (ii) The Stockholder has the full legal right, power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transaction contemplated hereby. This Agreement has been duly and validly executed and delivered by, and constitutes the valid and binding agreement of, the Stockholder, enforceable against the Stockholder in accordance with its terms.

                        (iii) The execution and delivery of this Agreement by the Stockholder and the consummation of the transaction contemplated hereby will not (a) conflict with or result in any breach of any material terms, conditions or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any assets or property of the Stockholder pursuant to, any applicable law, administrative regulation or judgment or any contract to which the Stockholder is now a party or by which its properties, assets or rights may be bound or affected; (b) violate any provision of any law, rule or regulation of any administrative agency or governmental body applicable to the Stockholder, or any decree of any court, arbitrator or governmental body applicable to the Stockholder; or (c) require any filing with, or license, permit, consent or other approval of, any third party or governmental body.

                (f) FINANCING. The Company shall have obtained, on terms satisfactory to the Company in its sole discretion, such financing (if any) as may be necessary for the Company to consummate the transaction contemplated hereby.

                (g) ACCEPTANCE BY COUNSEL. The form and substance of all legal matters contemplated hereby and of all instruments and documents delivered hereunder shall be in form and substance reasonably satisfactory to counsel to the Company.

6.      MISCELLANEOUS.

        6.1. TERMINATION. This Agreement may be terminated and the transaction contemplated hereby may be abandoned at any time, but not later than the Closing, upon the following terms:

                        (i) by mutual written consent of the Company and the Stockholder; or

                        (ii) by the Company on or after July 31, 1999 if any of the conditions provided for in Section 5 of this Agreement shall not have been satisfied or waived in writing by the Company prior to such date; or

                        (iii) by the Stockholder on or after July 31, 1999 if the transactions contemplated hereby shall not have been consummated on or before such date.

        6.2. PUBLIC ANNOUNCEMENTS. The Stockholder acknowledges and understands that the Company will make a public announcement of the transactions contemplated hereby as may be necessary or appropriate in accordance with applicable law. The Stockholder agrees that it will not make any public statement or issue any release relating to the transactions contemplated hereby without the prior written consent of the Company.

        6.3. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, notwithstanding the laws of conflict of any jurisdiction.

        6.4. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNMENT. This Agreement collectively sets forth the entire agreement and understanding of the parties with respect to the transaction contemplated hereby and supersedes all prior agreements, arrangements, and understandings relating to the subject matter hereof or thereof. All of the terms, representations and warranties of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors, heirs at law, legatees, distributees, executors, administrators and other legal representatives.

        6.5. FURTHER ASSURANCES. Each party to this Agreement will, on or at any time after the date hereof, execute such further documents or instruments and take such further actions as may reasonably be requested by any other party to this Agreement to effect the purposes of this Agreement.

        6.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together shall constitute but one instrument.


                      (BALANCE OF PAGE INTENTIONALLY BLANK)

         IN WITNESS WHEREOF, the parties duly executed this Agreement effective as of the day and year first written above.


                             COMPANY:

                             MARTEN TRANSPORT, LTD.

                             By:
                                 -----------------------------------------------
                             Its:
                                 -----------------------------------------------
                             STOCKHOLDER:

                             ---------------------------------------------------
                             Darrell D. Rubel, as personal representative of the Estate of Roger R. Marten